IMPORTANT NOTICE REGARDING CHANGE IN FUND NAME AND INVESTMENT POLICIES

SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION

DWS Communications Fund
The fund’s Board of Trustees has approved changes to the fund proposed by DWS Investment Management Americas, Inc., the fund’s investment advisor, in order to implement a new investment strategy for the fund, including: (i) a new fund name; (ii) replacement of the fund’s policy to normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes (measured at the time of investment), in securities of companies in the communications field (the “80% policy”); (iii) modification of the fund’s policy prohibiting the fund from investing less than 65% of its total assets in the communications field (the “concentration policy”); and (iv) replacement of the fund’s primary broad-based securities market index.
Importantly, the proposed modification to the concentration policy (as further described below) is subject to shareholder approval. The proposal to modify the fund's concentration policy will be submitted for approval by shareholders at a shareholder meeting to be held in the fourth quarter of 2024. Prior to the shareholder meeting, shareholders of record on the record date for the shareholder meeting will receive a Proxy Statement describing the proposal to modify the fund's concentration policy along with a proxy card and instructions on how to submit a vote. If the proposal to modify the fund's concentration policy is not approved by shareholders, the changes detailed herein will not take effect and the fund will continue to be managed as detailed in its currently effective prospectus dated May 1, 2024.
If the proposal to modify the fund's concentration policy is approved by shareholders, the changes described below are expected to become effective before the end of the year.
The fund’s investment objective to seek to maximize total return will not be affected by the changes described below, and the fund’s current portfolio management team will continue to manage the fund’s assets after the changes take effect. Implementing these changes may result in significant turnover of the fund's currently held portfolio securities.
Fund Name Change
The fund’s name will change to DWS Digital Horizons Fund.
New 80% Policy
The fund’s current 80% policy to normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes (measured at the time of investment), in securities of companies in the communications field, will change to state that under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes (measured at the time of investment), in common stock of digital companies.
The fund expects to define “digital companies” as those that provide services or content primarily via the internet or other forms of electronic communication or digital technologies, including software or that provide the physical infrastructure and/or equipment that enable the provision of such services. Digital companies are typically within the following industries: Software and Services, Technology Hardware and Equipment, Semiconductors and Semiconductor Equipment, Telecommunication Services and Media & Entertainment. In addition, companies within the following industries may be digital companies based on the portfolio managers’ assessment of whether their services and products rely on the internet or other digital technologies: Pharmaceuticals, Biotechnology and Life Sciences, Health Care Equipment and Services, Financial Services, Banks, Automobiles and Components, Ground Transportation, Professional Services, Electrical Equipment, Real Estate Managers and Developments, and Specialized REITs.
The fund’s 80% policy is non-fundamental and may be changed with at least 60 days’ prior written notice to shareholders.
August 23, 2024
PRO_SAISTKR24-77

Modification of Concentration Policy
The fund’s concentration policy currently states that as a matter of fundamental policy, the fund may not invest less than 65% of its total assets in the communications field, except as described in the prospectus, (otherwise the fund will not concentrate more than 25% of its total assets in securities of issuers in any industry).
If approved by shareholders (as described above), the concentration policy will be revised to state that as a matter of fundamental policy, the fund may not concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the fund will concentrate its assets in the industries of the information technology and communications services sectors.
New Broad-Based Securities Market Index
The fund’s primary broad-based securities market index will change from the MSCI World Index to the Russell 3000 Index. The fund will also add the Russell 3000 Growth Index as an additional securities market index, and remove the existing additional securities market index, the MSCI World Communication Services Index.
The foregoing is not a solicitation of any proxy.
Please Retain This Supplement for Future Reference
August 23, 2024
PRO_SAISTKR24-77